Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		3/16/2007
2	Payment Date		3/20/2007
3	Collection Period	1/28/2007	2/24/2007	28
4	Monthly Interest Period - Actual	2/20/2007	3/19/2007	28
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	—	—	—	—	—
8	Class A-3 Notes	485,000,000.00	212,565,669.07	—	38,890,511.81	173,675,157.26	0.3580931
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$567,958,927.07	$—	$38,890,511.81	$529,068,415.26

12	Total Securitization Value	$1,685,393,258.00	$601,581,327.72			$562,342,788.81

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	—	—	—	—
15	Class A-3 Notes	3.8200%	676,667.38	3.1833333	39,567,179.19	186.1409670
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		1,234,834.05		40,125,345.86

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	10,994,484.65
18	Sales Proceeds - Early Terminations	7,800,292.72
19	Sales Proceeds - Scheduled Terminations	20,271,998.89
20	Security Deposits for Terminated Accounts	133,869.00
21	Excess Wear and Tear Received	179,446.83
22	Excess Mileage Charges Received	242,319.75
23	Other Recoveries Received	711,081.48

24	Subtotal: Total Collections	40,333,493.32

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	298,170.31

28	Total Available Funds, prior to Servicer Advances	40,631,663.63

29	Servicer Advance	—

30	Total Available Funds	40,631,663.63

31	Reserve Account Draw	—
32	Available for Distribution	40,631,663.63

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		501,317.77
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		1,234,834.05
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	38,890,511.81
46	Regular Principal Distribution Amount	39,324,004.26
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		38,890,511.81
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		—

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	382,565,669.07
52	Less: Aggregate Securitization Value (End of Collection Period)	(562,342,788.81)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	382,565,669.07
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(343,241,664.81)

58	Regular Principal Distribution Amount	39,324,004.26

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	562,342,788.81
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	343,241,664.81

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	40,631,663.63
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	501,317.77
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	1,234,834.05
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	38,890,511.81
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	38,890,511.81
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		67,539.45

85	Subtotal: Reserve Fund Available for Distribution		16,921,472.03
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,921,472.03
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		67,539.45

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,427	24,097,880.95
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(20,380,642.89)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(654,980.66)
95	Less: Excess Wear and Tear Received		(179,446.83)
96	Less: Excess Mileage Received		(242,319.75)

97	Current Period Net Residual Losses/(Gains)	1,427	2,640,490.82

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	23,871	37,115,768.44
100	Current Period Net Residual Losses (Item 97)	1,427	2,640,490.82

101	Ending Cumulative Net Residual Losses	25,298	39,756,259.26

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		2.36%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	562,342,789
105	Number of Current Contracts		72,157	30,797
106	Weighted Average Lease Rate		3.59%	3.36%
107	Average Remaining Term		27.48	9.48
108	Average Original Term		42.98	43.98
109	Monthly Prepayment Speed			73.93%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	32,683	644,286,572	601,581,328
111	Depreciation/Payments		(10,533,128)	(7,276,851)
112	Gross Credit Losses	(24)	(430,686)	(440,525)
113	Early Terminations	(435)	(7,849,924)	(7,423,282)
114	Scheduled Terminations	(1,427)	(25,450,692)	(24,097,881)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	30,797	600,022,143	562,342,789

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	30,360	554,695,312	98.64%
119	31 - 90 Days Delinquent	367	6,441,782	1.15%
120	90+ Days Delinquent	70	1,205,695	0.21%

121	Total	30,797	562,342,789	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		24	440,525
124	Aggregate Liquidation Proceeds on charged-off units			(307,007)
125	Recoveries on charged-off units			(22,860)

126	Current Period Aggregate Net Credit Losses/(Gains)		24	110,658

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		711	5,336,091
129	Current Period Net Credit Losses (Item 119)		24	110,658

130	Ending Cumulative Net Credit Losses		735	5,446,750

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.32%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
04/20/2007	33,230,177
05/20/2007	28,121,405
06/20/2007	22,817,071
07/20/2007	25,141,723
08/20/2007	29,515,904
09/20/2007	30,507,928
10/20/2007	35,040,195
11/20/2007	29,501,790
12/20/2007	27,509,167
01/20/2008	25,339,517
02/20/2008	19,542,314
03/20/2008	30,701,770
04/20/2008	39,654,268
05/20/2008	23,970,865
06/20/2008	28,896,554
07/20/2008	29,612,677
08/20/2008	20,123,092
09/20/2008	18,454,802
10/20/2008	17,631,495
11/20/2008	12,488,427
12/20/2008	17,862,644
01/20/2009	13,564,783
02/20/2009	615,400
03/20/2009	123,105
04/20/2009	123,986
05/20/2009	109,943
06/20/2009	132,512
07/20/2009	107,079
08/20/2009	202,893
09/20/2009	205,798
10/20/2009	289,041
11/20/2009	437,201
12/20/2009	535,904
01/20/2010	217,983
02/20/2010	10,975
03/20/2010	1,529
04/20/2010	873
Total:	562,342,789

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.